UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

MAF BANCORP, INC.

(Exact name of registrant as specified in its charter)

_____________________________

Delaware (State or other jurisdiction of Incorporation)	0-18121 (Commission File Number)	36-3664868 (I.R.S. Employer Identification No.)
55th Street & Holmes Avenue Clarendon Hills, Illinois (Address of principal executive offices)		60514 (Zip Code)

Registrant’s telephone number, including area code (630) 325-7300

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        On February 27, 2007, MAF Bancorp, Inc. (“MAF”) issued a press release announcing its participation in the Keefe, Bruyette & Woods 2007 Regional Bank Conference to be held in Boston, Massachusetts, on February 28, 2007 and March 1, 2007. The Company’s presentation on March 1, 2007, will be broadcast on the Internet at http://www.kbw.com/news/conferenceRegionalBank2007.html and will also be available through MAF’s website at www.mafbancorp.com.

        The press release is attached hereto as Exhibit 99.1 is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAF BANCORP, INC. By: /s/ Jerry A. Weberling Jerry A. Weberling Executive Vice President and Chief Financial Officer

Date: February 27, 2007

Exhibit List

Exhibit

Exhibit 99.1	Press Release dated February 27, 2007.